CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of MUTUALS.com (the "Trust"), does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Trust for the period ended September 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust for the stated period.

/s/Dan Ahrens
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Dan Ahrens
President and Treasurer

Dated: December 7, 2004
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by MUTUALS.com for purposes of the Securities Exchange Act of 1934.

A signed original of this written statement required by Section 906 has been provided to MUTUALS.com and will be retained by MUTUALS.com and furnished to the Securities and Exchange Commission or its staff upon request.